EXHIBIT 99.1

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MORGAN STANLEY                                                    April 24, 2003
Securitized Products Group         [GRAPHIC OMITTED]

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                             COMPUTATIONAL MATERIALS

                                  $485,081,000

                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.

                                 SERIES 2003-NC5

                       MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 24, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $485,081,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2003-NC5

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                             HOMEEQ SERVICING CORP.
                                    SERVICER

                                                       TRANSACTION HIGHLIGHTS

                                                                                MODIFIED
                                           EXPECTED RATINGS    AVG LIFE         DURATION
OFFERED                                      (S&P/FITCH/       TO CALL          TO CALL /            PAYMENT WINDOW TO CALL /
CLASSES   DESCRIPTION          BALANCE         MOODY'S)       MTY (1)(2)       MTY (1)(2)(3)             MTY (1)(2)
------------------------------------------------------------------------------------------------------------------------------------
A-1       Not Offered     502,341,000                                                               *****Not Offered*****
A-2         Floater       311,716,000       AAA/AAA/Aaa        2.86 / 3.17     2.76 / 3.03        06/03 - 05/11 / 06/03 - 12/20
M-1         Floater        63,818,000        AA/AA/Aa2         5.33 / 5.88     5.02 / 5.47        08/06 - 05/11 / 08/06 - 12/17
M-2         Floater        55,276,000         A/A/A2           5.30 / 5.79     4.83 / 5.20        07/06 - 05/11 / 07/06 - 09/16
M-3         Floater        17,588,000        A-/A-/A3          5.29 / 5.69     4.76 / 5.05        06/06 - 05/11 / 06/06 - 11/14
B-1         Floater        13,065,000     BBB+/BBB+/Baa1       5.29 / 5.60     4.59 / 4.81        06/06 - 05/11 / 06/06 - 12/13
B-2         Floater        11,055,000      BBB/BBB/Baa2        5.29 / 5.48     4.53 / 4.66        06/06 - 05/11 / 06/06 - 01/13
B-3         Floater        12,563,000     BBB-/BBB-/Baa3       5.21 / 5.23     4.48 / 4.49        06/06 - 05/11 / 06/06 - 12/11


(TABLE CONTINUED)


             INITIAL
OFFERED   SUBORDINATION
CLASSES       LEVEL        BENCHMARK
-----------------------------------------
A-1
A-2            19.00%         1 Mo. LIBOR
M-1            12.65%         1 Mo. LIBOR
M-2             7.15%         1 Mo. LIBOR
M-3             5.40%         1 Mo. LIBOR
B-1             4.10%         1 Mo. LIBOR
B-2             3.00%         1 Mo. LIBOR
B-3             1.75%         1 Mo. LIBOR


Notes:      (1) Certificates are priced to the 10% optional clean-up call.
-----       (2) Based on the pricing prepayment speed. See details below.
            (3) Assumes pricing at par.
            (4) Bond sizes subject to a variance of plus or minus 5%.

      ISSUER:              Morgan Stanley ABS Capital I Inc. Trust 2003-NC5.

      DEPOSITOR:           Morgan Stanley ABS Capital I Inc.

      ORIGINATOR:          NC Capital Corporation

      SERVICER:            HomeEq Servicing Corp.

      TRUSTEE:             Deutsche Bank National Trust Company.

      MANAGERS:            Morgan Stanley (lead manager), Utendahl Capital
                           Partners, L.P. and Blaylock & Partners, L.P.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      RATING AGENCIES:     Standard & Poor's, Fitch Ratings and Moody's
                           Investors Service.

      OFFERED
      CERTIFICATES:        Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                           Certificates.

      EXPECTED CLOSING
      DATE: May 29, 2003 through DTC and Euroclear or Clearstream. The Certificates will be sold without accrued interest.

      DISTRIBUTION DATES:  The 25th of each month, or if such day is not a business day, on the next business day, beginning June 25, 2003.

      FINAL SCHEDULED
      DISTRIBUTION DATE:   The Distribution Date occurring in May 2033.

      DUE PERIOD:          For any Distribution Date, the period commencing on
                           the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution
                           Date occurs.

      INTEREST ACCRUAL
      PERIOD: The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

      MORTGAGE LOANS:      The Trust will consist of two groups of adjustable
                           and fixed rate sub-prime residential mortgage loans.

      GROUP I MORTGAGE
      LOANS: Approximately $620.2 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

      GROUP II MORTGAGE
      LOANS: Approximately $384.8 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

      PRICING PREPAYMENT
      SPEED:               o  Fixed Rate Mortgage Loans: CPR starting at
                              approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                           o  ARM Mortgage Loans: CPR of 25%

      CREDIT ENHANCEMENT:  The Offered Certificates are credit enhanced by:
                           1) Net monthly excess cashflow from the Mortgage
                              Loans,

                           2) 1.75% overcollateralization (funded upfront). On
                              and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                           3) Subordination of distributions on the more
                              subordinate classes of certificates (if
                              applicable) to the required distributions on the more senior classes of certificates.

      SENIOR ENHANCEMENT
      PERCENTAGE:          For any Distribution Date, the percentage obtained by
                           dividing (x) the aggregate Certificate Principal
                           Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                           Distribution Amount for such Distribution Date) by
                           (y) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      STEP-DOWN DATE:      The later to occur of:

                           (x) The earlier of:

                                (a) The Distribution Date occurring in June
                                2006; and

                                (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                           (y) The first Distribution Date on which the Senior
                               Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%.

      TRIGGER EVENT:       A Trigger Event is in effect on any Distribution Date
                           if (i) on that Distribution Date the 60 Day+ Rolling
                           Average equals or exceeds 40% of the prior period's
                           Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

      INITIAL              Class A:              19.00%
      SUBORDINATION        Class M-1:            12.65%
      PERCENTAGE:          Class M-2:             7.15%
                           Class M-3:             5.40%
                           Class B-1:             4.10%
                           Class B-2:             3.00%
                           Class B-3:             1.75%

      OPTIONAL CLEAN-UP
      CALL: When the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

      STEP-UP COUPONS:     For all Offered Certificates the coupon will increase
                           after the optional clean-up call date, should the call not be exercised.

      CLASS A-1
      PASS-THROUGH RATE:   The Class A-1 Certificates will accrue interest at a
                           variable rate equal to the least of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

      CLASS A-2
      PASS-THROUGH RATE:   The Class A-2 Certificates will accrue interest at a
                           variable rate equal to the least of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

      CLASS M-1
      PASS-THROUGH RATE:   The Class M-1 Certificates will accrue interest at a
                           variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      CLASS M-2
      PASS-THROUGH RATE:   The Class M-2 Certificates will accrue interest at a
                           variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      CLASS M-3
      PASS-THROUGH RATE:   The Class M-3 Certificates will accrue interest at a
                           variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      CLASS B-1
      PASS-THROUGH RATE:   The Class B-1 Certificates will accrue interest at a
                           variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      CLASS B-2
      PASS-THROUGH RATE:   The Class B-2 Certificates will accrue interest at a
                           variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      CLASS B-3
      PASS-THROUGH RATE:   The Class B-3 Certificates will accrue interest at a
                           variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

      LOAN GROUP I CAP:    As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                           Period.

      LOAN GROUP II CAP:   As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                           Accrual Period.

      CLASS A-1 BASIS
      RISK CARRY FORWARD
      AMOUNT: As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                           (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

      CLASS A-2 BASIS
      RISK CARRY FORWARD
      AMOUNT: As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                           (ii) Any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      CLASS M-1, M-2, M-3,
      B-1, B-2 AND B-3
      BASIS RISK CARRY
      FORWARD AMOUNTS:     As to any Distribution Date, the supplemental
                           interest amount for each of the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates will equal the sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                           (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

      INTEREST
      DISTRIBUTIONS ON
      OFFERED
      CERTIFICATES:        On each Distribution Date and after payments of
                           servicing and trustee fees and other expenses, interest distributions from the Interest Remittance
                           Amount will be allocated as follows:

                           (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                           (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                           (iii) To the Class M-1 Certificates, its Accrued Certificate Interest;

                           (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                           (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                           (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                           (vii) To the Class B-2 Certificates, its Accrued Certificate Interest, and

                           (viii) To the Class B-3 Certificates, its Accrued
                                  Certificate Interest.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      PRINCIPAL
      DISTRIBUTIONS ON
      OFFERED
      CERTIFICATES:        On each Distribution Date (a) prior to the Stepdown
                           Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal
                           Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                           All principal distributions to the Class A
                           Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

      INTEREST RATE CAP:   Beginning on the first Distribution Date, and for a
                           period of 35 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                           For the first 24 months if the 1-month LIBOR rate exceeds 6.80%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.80% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.175%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.175% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

      INTEREST RATE CAP
      PAYMENT ALLOCATION:  The Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward Amount due to the Class A-2 Certificates.

      ALLOCATION OF NET
      MONTHLY EXCESS
      CASHFLOW:            For any Distribution Date, any Net Monthly Excess
                           Cashflow shall be paid as follows:

                           (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                           (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                           (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                           (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                           (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                           (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                           (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                           (viii) to the Class B-1 Certificates, the allocated
                                  unreimbursed realized loss amount;

                           (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                           (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                           (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                           (xii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;

                           (xiii) concurrently, any Class A-1 Basis Risk Carry
                                  Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                           (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

      INTEREST REMITTANCE
      AMOUNT: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

      ACCRUED CERTIFICATE
      INTEREST:            For any Distribution Date and each class of Offered
                           Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil
                           Relief Act of 1940 or similar state law allocated to such class.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      PRINCIPAL
      DISTRIBUTION AMOUNT: On any Distribution Date, the sum of (i) the Basic
                           Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

      BASIC PRINCIPAL
      DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

      NET MONTHLY EXCESS
      CASHFLOW:            For any Distribution Date is the amount of funds
                           available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

      EXTRA PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and
                           (ii) the overcollateralization deficiency amount for such Distribution Date.

      EXCESS SUBORDINATED
      AMOUNT: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

      CLASS A PRINCIPAL
      ALLOCATION
      PERCENTAGE:          For any Distribution Date, the percentage equivalent
                           of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                           Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution
                           Date and (ii) in the case of the Class A-2
                           Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

      CLASS A PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

      CLASS M-1 PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.70% and
                           (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

      CLASS M-2 PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and
                           (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      CLASS M-3 PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as $5,025,049. of the last day of the related Due Period over

      CLASS B-1 PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and
                           (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

      CLASS B-2 PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and
                           (vi) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

      CLASS B-3 PRINCIPAL
      DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

      TRUST TAX STATUS:    REMIC.

      ERISA ELIGIBILITY:   Subject to the considerations in the Prospectus, all
                           Offered Certificates are ERISA eligible.

      SMMEA ELIGIBILITY:   It is not anticipated that any of the Offered
                           Certificates will be SMMEA eligible.

      PROSPECTUS:          The Class A-2, Class M-1, Class M-2, Class M-3, Class
                           B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                           Complete information with respect to the Offered
                           Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%     PPC 75%    PPC 100%   PPC 125%   PPC 150%
   ---------        ------     -------    --------   --------   --------
     Initial          100        100        100        100        100
    May 2004           99         80         74         68         62
    May 2005           97         61         50         40         31
    May 2006           96         45         32         20         11
    May 2007           95         35         26         20         11
    May 2008           93         28         20         14         10
    May 2009           91         23         15         10          7
    May 2010           89         19         12          7          5
    May 2011           87         15          9          5          3
    May 2012           85         12          7          4          3
    May 2013           82         10          5          3          2
    May 2014           80          8          4          2          0
    May 2015           77          7          3          2          0
    May 2016           74          5          3          1          0
    May 2017           70          4          2          0          0
    May 2018           66          4          2          0          0
    May 2019           63          3          1          0          0
    May 2020           59          2          0          0          0
    May 2021           54          2          0          0          0
    May 2022           50          2          0          0          0
    May 2023           45          1          0          0          0
    May 2024           40          1          0          0          0
    May 2025           35          0          0          0          0
    May 2026           32          0          0          0          0
    May 2027           28          0          0          0          0
    May 2028           24          0          0          0          0
    May 2029           19          0          0          0          0
    May 2030           15          0          0          0          0
    May 2031            9          0          0          0          0
    May 2032            4          0          0          0          0
    May 2033            0          0          0          0          0
 Average Life
 to Maturity
 (years)              18.09      4.18       3.17       2.48       1.94
 Average Life
 to Call (1)          18.06      3.80       2.86       2.21       1.71
 (years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES           PPC 0%     PPC 75%    PPC 100%   PPC 125%   PPC 150%
   ---------          ------     -------    --------   --------   --------
     Initial          100          100        100        100        100
    May 2004          100          100        100        100        100
    May 2005          100          100        100        100        100
    May 2006          100          100        100        100        100
    May 2007          100           87         64         46         81
    May 2008          100           70         48         32         20
    May 2009          100           56         36         22         13
    May 2010          100           45         27         15          8
    May 2011          100           36         20         10          5
    May 2012          100           29         15          7          1
    May 2013          100           23         11          5          0
    May 2014          100           19          8          2          0
    May 2015          100           15          6          0          0
    May 2016          100           12          4          0          0
    May 2017          100            9          2          0          0
    May 2018          100            7          0          0          0
    May 2019          100            6          0          0          0
    May 2020          100            4          0          0          0
    May 2021          100            2          0          0          0
    May 2022          100            0          0          0          0
    May 2023          100            0          0          0          0
    May 2024          100            0          0          0          0
    May 2025           96            0          0          0          0
    May 2026           87            0          0          0          0
    May 2027           77            0          0          0          0
    May 2028           66            0          0          0          0
    May 2029           54            0          0          0          0
    May 2030           41            0          0          0          0
    May 2031           28            0          0          0          0
    May 2032           13            0          0          0          0
    May 2033            0            0          0          0          0
 Average Life
 to Maturity
 (years)              26.14        7.75       5.88       5.01       4.82
 Average Life
 to Call (1)          26.02        7.03       5.33       4.56       4.46
 (years)

 (1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES            PPC 0%     PPC 75%    PPC 100%   PPC 125%   PPC 150%
    --------           ------     -------    --------   --------   --------
     Initial            100         100         100        100        100
    May 2004            100         100         100        100        100
    May 2005            100         100         100        100        100
    May 2006            100         100         100        100        100
    May 2007            100          87          64         46         33
    May 2008            100          70          48         32         20
    May 2009            100          56          36         22         13
    May 2010            100          45          27         15          8
    May 2011            100          36          20         10          2
    May 2012            100          29          15          7          0
    May 2013            100          23          11          2          0
    May 2014            100          19           8          0          0
    May 2015            100          15           4          0          0
    May 2016            100          12           1          0          0
    May 2017            100           9           0          0          0
    May 2018            100           7           0          0          0
    May 2019            100           4           0          0          0
    May 2020            100           1           0          0          0
    May 2021            100           0           0          0          0
    May 2022            100           0           0          0          0
    May 2023            100           0           0          0          0
    May 2024            100           0           0          0          0
    May 2025             96           0           0          0          0
    May 2026             87           0           0          0          0
    May 2027             77           0           0          0          0
    May 2028             66           0           0          0          0
    May 2029             54           0           0          0          0
    May 2030             41           0           0          0          0
    May 2031             28           0           0          0          0
    May 2032             13           0           0          0          0
    May 2033              0           0           0          0          0
 Average Life
 to Maturity
 (years)                26.14       7.67        5.79       4.81       4.34
 Average Life
 to Call (1)            26.02       7.03        5.30       4.41       4.02
 (years)

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

  Dates               PPC 0%     PPC 75%    PPC 100%   PPC 125%   PPC 150%
--------              ------     -------    --------   --------   --------
 Initial               100         100         100        100        100
May 2004               100         100         100        100        100
May 2005               100         100         100        100        100
May 2006               100         100         100        100        100
May 2007               100          87          64         46         33
May 2008               100          70          48         32         20
May 2009               100          56          36         22         13
May 2010               100          45          27         15          8
May 2011               100          36          20         10          2
May 2012               100          29          15          7          0
May 2013               100          23          11          2          0
May 2014               100          19           8          0          0
May 2015               100          15           4          0          0
May 2016               100          12           1          0          0
May 2017               100           9           0          0          0
May 2018               100           7           0          0          0
May 2019               100           4           0          0          0
May 2020               100           1           0          0          0
May 2021               100           0           0          0          0
May 2022               100           0           0          0          0
May 2023               100           0           0          0          0
May 2024               100           0           0          0          0
May 2025                96           0           0          0          0
May 2026                87           0           0          0          0
May 2027                77           0           0          0          0
May 2028                66           0           0          0          0
May 2029                54           0           0          0          0
May 2030                41           0           0          0          0
May 2031                28           0           0          0          0
May 2032                13           0           0          0          0
May 2033                 0           0           0          0          0
Average Life
to Maturity
(years)                26.14       7.67        5.79       4.81       4.34
Average Life
to Call (1)            26.02       7.03        5.30       4.41       4.02
(years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

  DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%    PPC 150%
  -----         ------        -------        --------      --------    --------
 Initial          100           100            100           100         100
May 2004          100           100            100           100         100
May 2005          100           100            100           100         100
May 2006          100           100            100           100         100
May 2007          100            87             64            46          33
May 2008          100            70             48            32          20
May 2009          100            56             36            22          13
May 2010          100            45             27            15           0
May 2011          100            36             20             4           0
May 2012          100            29             15             0           0
May 2013          100            23              6             0           0
May 2014          100            19              0             0           0
May 2015          100            15              0             0           0
May 2016          100            10              0             0           0
May 2017          100             0              0             0           0
May 2018          100             0              0             0           0
May 2019          100             0              0             0           0
May 2020          100             0              0             0           0
May 2021          100             0              0             0           0
May 2022          100             0              0             0           0
May 2023          100             0              0             0           0
May 2024          100             0              0             0           0
May 2025           96             0              0             0           0
May 2026           87             0              0             0           0
May 2027           77             0              0             0           0
May 2028           66             0              0             0           0
May 2029           54             0              0             0           0
May 2030           41             0              0             0           0
May 2031           28             0              0             0           0
May 2032           13             0              0             0           0
May 2033            0             0              0             0           0
Average Life
to Maturity
(years)          26.11          7.45           5.60         4.58         4.02
Average Life
to Call (1)      26.02          7.03           5.29         4.33         3.82
(years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

     DATES            PPC 0%     PPC 75%    PPC 100%   PPC 125%   PPC 150%
   --------           ------     -------    --------   --------   --------
    Initial            100         100        100        100        100
   May 2004            100         100        100        100        100
   May 2005            100         100        100        100        100
   May 2006            100         100        100        100        100
   May 2007            100          87         64         46         33
   May 2008            100          70         48         32         20
   May 2009            100          56         36         22          2
   May 2010            100          45         27         10          0
   May 2011            100          36         20          0          0
   May 2012            100          29          9          0          0
   May 2013            100          23          0          0          0
   May 2014            100          19          0          0          0
   May 2015            100           9          0          0          0
   May 2016            100           0          0          0          0
   May 2017            100           0          0          0          0
   May 2018            100           0          0          0          0
   May 2019            100           0          0          0          0
   May 2020            100           0          0          0          0
   May 2021            100           0          0          0          0
   May 2022            100           0          0          0          0
   May 2023            100           0          0          0          0
   May 2024            100           0          0          0          0
   May 2025             96           0          0          0          0
   May 2026             87           0          0          0          0
   May 2027             77           0          0          0          0
   May 2028             66           0          0          0          0
   May 2029             54           0          0          0          0
   May 2030             41           0          0          0          0
   May 2031             28           0          0          0          0
   May 2032              2           0          0          0          0
   May 2033              0           0          0          0          0
Average Life
to Maturity
(years)                26.08       7.29       5.48       4.49       3.91
Average Life
to Call (1)            26.02       7.03       5.29       4.33       3.79
(years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

  DATES                        PPC 0%    PPC 75%   PPC 100%  PPC 125%  PPC 150%
--------                       ------    -------   --------  --------  --------
 Initial                        100        100       100       100       100
May 2004                        100        100       100       100       100
May 2005                        100        100       100       100       100
May 2006                        100        100       100       100       100
May 2007                        100         87        64        46        33
May 2008                        100         70        48        32         9
May 2009                        100         56        36        12         0
May 2010                        100         45        24         0         0
May 2011                        100         36         7         0         0
May 2012                        100         29         0         0         0
May 2013                        100         16         0         0         0
May 2014                        100          4         0         0         0
May 2015                        100          0         0         0         0
May 2016                        100          0         0         0         0
May 2017                        100          0         0         0         0
May 2018                        100          0         0         0         0
May 2019                        100          0         0         0         0
May 2020                        100          0         0         0         0
May 2021                        100          0         0         0         0
May 2022                        100          0         0         0         0
May 2023                        100          0         0         0         0
May 2024                        100          0         0         0         0
May 2025                         96          0         0         0         0
May 2026                         87          0         0         0         0
May 2027                         77          0         0         0         0
May 2028                         66          0         0         0         0
May 2029                         54          0         0         0         0
May 2030                         41          0         0         0         0
May 2031                         26          0         0         0         0
May 2032                          0          0         0         0         0
May 2033                          0          0         0         0         0
Average Life to                 25.99      6.97      5.23      4.27      3.74
Maturity (years)
Average Life to                 25.98      6.94      5.21      4.25      3.72
Call (1) (years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND

                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
  ------     ----------       ----------        ----------       ----------       ----------        ----------       ----------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360
    0            -                -                -                 -                -                -                 -
    1           9.47             7.89             7.89              7.89             7.89             7.89              7.89
    2           8.71             7.14             7.14              7.14             7.14             7.14              7.14
    3           8.52             6.94             6.94              6.94             6.94             6.94              6.94
    4           8.55             6.96             6.96              6.96             6.96             6.96              6.96
    5           8.79             7.19             7.19              7.19             7.19             7.19              7.19
    6           8.56             6.96             6.96              6.96             6.96             6.96              6.96
    7           8.80             7.19             7.19              7.19             7.19             7.19              7.19
    8           8.57             6.96             6.96              6.96             6.96             6.96              6.96
    9           8.57             6.96             6.96              6.96             6.96             6.96              6.96
   10           9.08             7.44             7.44              7.44             7.44             7.44              7.44
   11           8.59             6.96             6.96              6.96             6.96             6.96              6.96
   12           8.83             7.19             7.19              7.19             7.19             7.19              7.19
   13           8.60             6.96             6.96              6.96             6.96             6.96              6.96
   14           8.85             7.19             7.19              7.19             7.19             7.19              7.19
   15           8.61             6.96             6.96              6.96             6.96             6.96              6.96
   16           8.62             6.96             6.96              6.96             6.96             6.96              6.96
   17           8.87             7.19             7.19              7.19             7.19             7.19              7.19
   18           8.64             6.96             6.96              6.96             6.96             6.96              6.96
   19           8.89             7.19             7.19              7.19             7.19             7.19              7.19
   20           8.66             6.96             6.96              6.96             6.96             6.96              6.96
   21           8.66             6.96             6.96              6.96             6.96             6.96              6.96
   22           9.46             7.71             7.71              7.71             7.71             7.71              7.71
   23           9.54             7.92             7.92              7.92             7.92             7.92              7.92
   24           9.82             8.18             8.18              8.18             8.18             8.18              8.18
   25           9.19             7.92             7.92              7.92             7.92             7.92              7.92
   26           9.47             8.18             8.18              8.18             8.18             8.18              8.18
   27           9.21             7.92             7.92              7.92             7.92             7.92              7.92
   28           9.23             7.91             7.91              7.91             7.91             7.91              7.91
   29          10.38             9.16             9.16              9.16             9.16             9.16              9.16
   30          10.09             8.87             8.87              8.87             8.87             8.87              8.87
   31          10.41             9.16             9.16              9.16             9.16             9.16              9.16
   32          10.13             8.86             8.86              8.86             8.86             8.86              8.86
   33          10.15             8.86             8.86              8.86             8.86             8.86              8.86
   34          11.19             9.85             9.85              9.85             9.85             9.85              9.85
   35          11.08             9.86             9.86              9.86             9.86             9.86              9.86
   36          11.45            10.19            10.19             10.19            10.19            10.19             10.19

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND

                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
  ------     ----------       ----------        ----------       ----------       ----------        ----------       ----------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360
   37          23.27             9.86             9.86              9.86             9.86             9.86              9.86
   38          12.10            10.18            10.18             10.18            10.18            10.18             10.18
   39          11.65             9.85             9.85              9.85             9.85             9.85              9.85
   40          11.63             9.89             9.89              9.89             9.89             9.89              9.89
   41          12.83            11.21            11.21             11.21            11.21            11.21             11.21
   42          12.41            10.84            10.84             10.84            10.84            10.84             10.84
   43          12.82            11.20            11.20             11.20            11.20            11.20             11.20
   44          12.40            10.84            10.84             10.84            10.84            10.84             10.84
   45          12.40            10.84            10.84             10.84            10.84            10.84             10.84
   46          13.77            12.04            12.04             12.04            12.04            12.04             12.04
   47          13.00            11.52            11.52             11.52            11.52            11.52             11.52
   48          13.43            11.90            11.90             11.90            11.90            11.90             11.90
   49          13.00            11.52            11.52             11.52            11.52            11.52             11.52
   50          13.43            11.90            11.90             11.90            11.90            11.90             11.90
   51          13.00            11.51            11.51             11.51            11.51            11.51             11.51
   52          13.03            11.55            11.55             11.55            11.55            11.55             11.55
   53          13.48            11.94            11.94             11.94            11.94            11.94             11.94
   54          13.04            11.55            11.55             11.55            11.55            11.55             11.55
   55          13.48            11.94            11.94             11.94            11.94            11.94             11.94
   56          13.04            11.55            11.55             11.55            11.55            11.55             11.55
   57          13.04            11.55            11.55             11.55            11.55            11.55             11.55
   58          13.96            12.37            12.37             12.37            12.37            12.37             12.37
   59          13.07            11.58            11.58             11.58            11.58            11.58             11.58
   60          13.50            11.96            11.96             11.96            11.96            11.96             11.96
   61          13.07            11.57            11.57             11.57            11.57            11.57             11.57
   62          13.50            11.96            11.96             11.96            11.96            11.96             11.96
   63          13.07            11.57            11.57             11.57            11.57            11.57             11.57
   64          13.07            11.57            11.57             11.57            11.57            11.57             11.57
   65          13.50            11.95            11.95             11.95            11.95            11.95             11.95
   66          13.06            11.57            11.57             11.57            11.57            11.57             11.57
   67          13.50            11.95            11.95             11.95            11.95            11.95             11.95
   68          13.06            11.56            11.56             11.56            11.56            11.56             11.56
   69          13.06            11.56            11.56             11.56            11.56            11.56             11.56
   70          14.46            12.80            12.80             12.80            12.80            12.80             12.80
   71          13.06            11.56            11.56             11.56            11.56            11.56             11.56
   72          13.50            11.94            11.94             11.94            11.94            11.94             11.94
   73          13.06            11.56            11.56             11.56            11.56            11.56             11.56

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND

                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
  ------     ----------       ----------        ----------       ----------       ----------        ----------       ----------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360
   74          13.49            11.94            11.94             11.94            11.94            11.94             11.94
   75          13.06            11.55            11.55             11.55            11.55            11.55             11.55
   76          13.06            11.55            11.55             11.55            11.55            11.55             11.55
   77          13.49            11.93            11.93             11.93            11.93            11.93             11.93
   78          13.06            11.55            11.55             11.55            11.55            11.55             11.55
   79          13.49            11.93            11.93             11.93            11.93            11.93             11.93
   80          13.06            11.55            11.55             11.55            11.55            11.55             11.55
   81          13.06            11.54            11.54             11.54            11.54            11.54             11.54
   82          14.45            12.78            12.78             12.78            12.78            12.78             12.78
   83          11.69            11.54            11.54             11.54            11.54            11.54             11.54
   84          11.89            11.92            11.92             11.92            11.92            11.92             11.92
   85          11.52            11.54            11.54             11.54            11.54            11.54             11.54
   86          11.92            11.92            11.92             11.92            11.92            11.92             11.92
   87          11.55            11.54            11.54             11.54            11.54            11.54             11.54
   88          11.57            11.54            11.54             11.54            11.54            11.54             11.54
   89          11.97            11.92            11.92             11.92            11.92            11.92             11.92
   90          11.61            11.53            11.53             11.53            11.53            11.53             11.53
   91          12.01            11.92            11.92             11.92            11.92            11.92             11.92
   92          11.64            11.53            11.53             11.53            11.53            11.53             11.53
   93          11.66            11.53            11.53             11.53            11.53            11.53             11.53
   94          12.93            12.76            12.76             12.76            12.76            12.76             12.76
   95          11.70            11.53            11.53             11.53            11.53            11.53             11.53
   96          12.11            11.91            11.91             11.91            11.91            11.91             11.91
   97          11.75            11.52            11.52             11.52            11.52            11.52             11.52
   98          12.16            11.91            11.91             11.91            11.91            11.91             11.91
   99          11.79            11.52            11.52             11.52            11.52            11.52             11.52
   100         11.81            11.52            11.52             11.52            11.52            11.52             11.52
   101         12.23            11.90            11.90             11.90            11.90            11.90             11.90
   102         11.86            11.52            11.52             11.52            11.52            11.52             11.52
   103         12.28            11.90            11.90             11.90            11.90            11.90             11.90
   104         11.91            11.52            11.52             11.52            11.52            11.52             11.52
   105         11.94            11.51            11.51             11.51            11.51            11.51             11.51
   106         12.79            12.31            12.31             12.31            12.31            12.31               -
   107         12.00            11.51            11.51             11.51            11.51            11.51               -
   108         12.42            11.90            11.90             11.90            11.90            11.90               -
   109         12.05            11.51            11.51             11.51            11.51            11.51               -
   110         12.49            11.89            11.89             11.89            11.89            11.89               -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND

                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
  ------     ----------       ----------        ----------       ----------       ----------        ----------       ----------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360
   111         12.12            11.51            11.51             11.51            11.51            11.51               -
   112         12.15            11.51            11.51             11.51            11.51            11.51               -
   113         12.59            11.89            11.89             11.89            11.89            11.89               -
   114         12.21            11.51            11.51             11.51            11.51            11.51               -
   115         12.66            11.89            11.89             11.89            11.89            11.89               -
   116         12.28            11.50            11.50             11.50            11.50            11.50               -
   117         12.32            11.50            11.50             11.50            11.50            11.50               -
   118         13.68            12.73            12.73             12.73            12.73            12.73               -
   119         12.40            11.50            11.50             11.50            11.50              -                 -
   120         12.85            11.88            11.88             11.88            11.88              -                 -
   121         12.48            11.50            11.50             11.50            11.50              -                 -
   122         12.93            11.88            11.88             11.88            11.88              -                 -
   123         12.56            11.50            11.50             11.50            11.50              -                 -
   124         12.60            11.50            11.50             11.50            11.50              -                 -
   125         13.07            11.88            11.88             11.88            11.88              -                 -
   126         12.69            11.49            11.49             11.49            11.49              -                 -
   127         13.17            11.88            11.88             11.88            11.88              -                 -
   128         12.79            11.49            11.49             11.49            11.49              -                 -
   129         12.84            11.49            11.49             11.49            11.49              -                 -
   130         14.27            12.72            12.72             12.72              -                -                 -
   131         12.94            11.49            11.49             11.49              -                -                 -
   132         13.43            11.87            11.87             11.87              -                -                 -
   133         13.05            11.49            11.49             11.49              -                -                 -
   134         13.54            11.87            11.87             11.87              -                -                 -
   135         13.17            11.49            11.49             11.49              -                -                 -
   136         13.23            11.49            11.49             11.49              -                -                 -
   137         13.73            11.87            11.87             11.87              -                -                 -
   138         13.35            11.49            11.49             11.49              -                -                 -
   139         13.86            11.87            11.87             11.87              -                -                 -
   140         13.48            11.48            11.48             11.48              -                -                 -
   141         13.55            11.48            11.48               -                -                -                 -
   142         15.08            12.71            12.71               -                -                -                 -
   143         13.69            11.48            11.48               -                -                -                 -
   144         14.22            11.86            11.86               -                -                -                 -
   145         13.84            11.48            11.48               -                -                -                 -
   146         14.38            11.86            11.86               -                -                -                 -
   147         13.99            11.48            11.48               -                -                -                 -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND

                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
  ------     ----------       ----------        ----------       ----------       ----------        ----------       ----------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360
   148         14.08            11.48            11.48               -                -                -                 -
   149         14.63            11.86            11.86               -                -                -                 -
   150         14.25            11.48            11.48               -                -                -                 -
   151         14.81            11.86            11.86               -                -                -                 -
   152         14.42            11.48            11.48               -                -                -                 -
   153         14.52            11.48            11.48               -                -                -                 -
   154         15.62            12.27            12.27               -                -                -                 -
   155         14.71            11.48            11.48               -                -                -                 -
   156         15.30            11.86            11.86               -                -                -                 -
   157         14.91            11.48            11.48               -                -                -                 -
   158         15.52            11.86            11.86               -                -                -                 -
   159         15.13            11.48            11.48               -                -                -                 -
   160         15.24            11.48            11.48               -                -                -                 -
   161         15.87            11.86            11.86               -                -                -                 -
   162         15.47            11.47            11.47               -                -                -                 -
   163         16.11            11.86            11.86               -                -                -                 -
   164         15.72            11.47              -                 -                -                -                 -
   165         15.84            11.47              -                 -                -                -                 -
   166         17.69            12.70              -                 -                -                -                 -
   167         16.11            11.47              -                 -                -                -                 -
   168         16.79            11.86              -                 -                -                -                 -
   169         16.39            11.47              -                 -                -                -                 -
   170         17.09            11.86              -                 -                -                -                 -
   171         16.68            11.47              -                 -                -                -                 -
   172         16.84            11.47              -                 -                -                -                 -
   173         17.56            11.86              -                 -                -                -                 -
   174         17.16            11.47              -                 -                -                -                 -
   175         17.90            11.86              -                 -                -                -                 -
   176         17.50            11.47              -                 -                -                -                 -
   177         17.67            11.47              -                 -                -                -                 -
   178         19.76            12.70              -                 -                -                -                 -
   179         18.03            11.47              -                 -                -                -                 -
   180         18.89              -                -                 -                -                -                 -
   181         18.60              -                -                 -                -                -                 -
   182         19.57              -                -                 -                -                -                 -
   183         19.30              -                -                 -                -                -                 -
   184         19.69              -                -                 -                -                -                 -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND

                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  PERIOD     A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)       B-3 CAP (%)
  ------     ----------       ----------        ----------       ----------       ----------        ----------       ----------
             ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360
   185         20.77              -                -                 -                -                -                 -
   186         20.54              -                -                 -                -                -                 -
   187         21.71              -                -                 -                -                -                 -
   188         21.52              -                -                 -                -                -                 -
   189         22.06              -                -                 -                -                -                 -
   190         25.08              -                -                 -                -                -                 -
   191         23.28              -                -                 -                -                -                 -
   192         24.77              -                -                 -                -                -                 -
   193         24.72              -                -                 -                -                -                 -
   194         26.39              -                -                 -                -                -                 -
   195         26.38              -                -                 -                -                -                 -
   196         27.31              -                -                 -                -                -                 -
   197         29.29              -                -                 -                -                -                 -
   198         29.48              -                -                 -                -                -                 -
   199         31.78              -                -                 -                -                -                 -
   200         32.19              -                -                 -                -                -                 -
   201         33.80              -                -                 -                -                -                 -
   202         38.09              -                -                 -                -                -                 -
   203         37.74              -                -                 -                -                -                 -
   204         41.53              -                -                 -                -                -                 -
   205         43.05              -                -                 -                -                -                 -
   206         48.01              -                -                 -                -                -                 -
   207         50.57              -                -                 -                -                -                 -
   208         55.64              -                -                 -                -                -                 -
   209         64.10              -                -                 -                -                -                 -
   210         70.34              -                -                 -                -                -                 -
   211         84.30              -                -                 -                -                -                 -
   212         97.62              -                -                 -                -                -                 -
   213        122.38              -                -                 -                -                -                 -
   214        183.29              -                -                 -                -                -                 -
   215        259.88              -                -                 -                -                -                 -
   216           *                -                -                 -                -                -                 -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------